                                                                EXHIBIT 10.21

                                 AMENDED AND RESTATED
                                1997 NON-QUALIFIED AND
                             INCENTIVE STOCK OPTION PLAN
                                          OF
                                EPI TECHNOLOGIES, INC.



    1. PURPOSE OF THE PLAN. This Amended and Restated 1997 Non-Qualified and Incentive Stock Option Plan of EPI Technologies, Inc. adopted as of the ___ day of November, 1997, is intended to encourage officers, other key employees and consultants of the Company and its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company and its Subsidiaries in the future.

    2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

         2.1   "BOARD" means the Board of Directors of EPI Technologies, Inc.

         2.2 "CHANGE IN CONTROL" means a change in control of the company of a nature that would be required to be reported in response to Item 6(e) of
    Schedule 14A of Regulation 14A promulgated under the Exchange Act (as in effect on the date the Plan is adopted by the Board), whether or not the Company is then subject to such reporting requirement; provided, that, without limitation, such a Change in Control shall be deemed to have occurred if:

               (a) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities other than either (i) in connection with a transaction or series of related transactions approved by the Board (which Board must include at least a majority who were Continuing Directors and which transaction or series of related transactions must have been approved by a majority of the Continuing Directors) or (ii) as the result of the reduction in the number of issued and outstanding Shares pursuant to a transaction or series of related transactions approved by the Board (which Board must include at least a majority who were Continuing Directors and which transaction or series of related transactions must have been approved by a majority of the Continuing Directors); provided, however, that a Change in Control shall not be deemed to occur under this clause (a) by reason of the acquisition of securities by the Company or an employee benefit plan (or any trust funding such a plan) maintained by the Company or solely by reason of the issuance of securities directly by the Company; or

               (b) during any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) there shall cease to be majority of the Board comprised of Continuing Directors; or

               (c) (i) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or

                    (ii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

         2.3 "CODE" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

         2.4 "COMMITTEE" means the Stock Option Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan.

         2.5   "COMPANY" means EPI Technologies, Inc.

         2.6 "CONTINUING DIRECTORS" means individuals who at the beginning of any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) constitute the Board and any new director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.

         2.7 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of ERISA shall refer to the corresponding provisions of ERISA as it may hereafter be amended or replaced.

         2.8 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may hereafter be amended or replaced.

         2.9 "FAIR MARKET VALUE" means with respect to the Shares, (i) the closing price of the Shares on the principal stock exchange on which Shares are then traded or admitted to trading, on the last business day prior to the date on which the value is to be determined, (ii) if no sales take place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, or (iii) if the Shares are not then listed or admitted to trading on any such exchange, the average of the last reported closing bid and asked prices on such day on the over-the-counter market. For purposes of
    (i) above, the National Association of Securities Dealers National Market System shall be deemed a principal stock exchange. Notwithstanding the foregoing, with respect to Options granted on, or as of, the date of the closing of the Company's initial public offering of Shares pursuant to a registration statement under the Securities Act of 1933 which has been filed with, and declared effective by, the Securities Exchange Commission, Fair Market Value means the initial price at which Shares are sold in such offering.

         2.10 "INCENTIVE STOCK OPTION" means an Option meeting the requirements and containing the limitations and restrictions set forth in
    Section 422 of the Code.

         2.11 "NON-QUALIFIED STOCK OPTION" means an Option other than an Incentive Stock Option.

         2.12 "OPTION" means the right to purchase the number of Shares specified by the Committee, at a price and for a term fixed by the Committee, in accordance with the Plan, and subject to such other limitations and restrictions as the Plan and the Committee may impose.

         2.13 "OPTION AGREEMENT" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Participant and which shall set forth the terms and conditions of an Option under the Plan.

         2.14 "PARENT" means any corporation, other than the employer corporation, in an unbroken chain of corporations ending with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2.15 "PARTICIPANT" means officers (including officers who are members of the Board), other key employees of the Company or any of the Company's Subsidiaries, and, with respect to eligibility to receive awards of Non-Qualified Stock Options, consultants to the Company or any of its Subsidiaries (excluding consultants who are also non-employee directors of the Company).

         2.16 "PLAN" means the Amended and Restated 1997 Non-Qualified and Incentive Stock Option Plan of EPI Technologies, Inc.

         2.17 "REGULATION T" means Part 220, chapter II, title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time, or any successor regulation which may hereafter be adopted in lieu thereof.

         2.18 "RULE 16b-3" means Rule 16b-3 of the General Rules and Regulations of the Exchange Act, as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

         2.19 "SHARES" means shares of the Company's $.01 par value common stock or if, by reason of the adjustment provisions contained herein, any rights under an Option under the Plan pertain to any other security, such other security.

         2.20 "SUBSIDIARY" or "SUBSIDIARIES" means any corporation or corporations other than the employer corporation in an unbroken chain of corporations beginning with the employer corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2.21 "SUCCESSOR" means the legal representative of the estate of a deceased Participant or the person or persons who shall acquire the right to exercise or receive an Option by bequest or inheritance or by reason of the death of the Participant.

         2.22 "TERM" means the period during which a particular Option may be exercised.

    3. STOCK SUBJECT TO THE PLAN. There will be reserved for use, upon the exercise of Options to be granted from time to time under the Plan, an aggregate of 235,000 Shares, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. Any Shares subject to issuance upon exercise of Options but which are not issued because of a surrender, lapse, expiration or termination of any such Option prior to issuance of the Shares shall once again be available for issuance in satisfaction of Options.

    4. ADMINISTRATION OF THE PLAN. The Board shall be invested with the responsibility for the administration of the Plan, including prior to the time at which the Plan becomes effective; provided, however, that the Board may appoint a Committee which shall be invested with the responsibility for administration of the Plan; provided, further, however, that at such time as the Company becomes subject to the Exchange Act, the Board shall appoint a Committee, which shall consist of not less than two outside directors as defined in Treasury Regulation 1.162-27, which shall be invested with the responsibility for the administration of the Plan. Subject to the provisions of the Plan, the Board, or the Committee, if one has been appointed, shall have full authority, in its discretion, to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each of the Options, and the terms of any such Option; to amend or cancel Options
(subject to Section 18 of the Plan); to accelerate the vesting of Options; to require the cancellation or surrender of any previously granted options or other awards under this Plan or any other plans of the Company as a condition to the granting of an Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Options hereunder. The Board may, from time to time, appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall appoint a Secretary who shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee.

    5. PARTICIPANTS TO WHOM OPTIONS MAY BE GRANTED. Options may be granted while the Plan is in effect to such of the Participants as the Committee, in its discretion, shall determine; provided, however, that no Incentive Stock
Option may be granted to a Participant who is not an employee of the Company or any of its Subsidiaries. In determining the Participants to whom Options shall be granted and the number of Shares to be subject to purchase under such Options, the Committee shall take into account the duties of the respective Participants, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan; provided, however, no Participant may receive Options to acquire more than 150,000 Shares in any one calendar year. No Option shall be granted to any member of the Committee so long as his or her membership on the Committee continues or to any member of the Board who is not also an officer or key employee of the Company or any Subsidiary.

    6.   BASIC OPTION TERMS.


         6.1 TYPES OF OPTIONS. Options granted under the Plan may be (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, or (iii) a combination of the foregoing. The Option Agreement shall designate whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option and separate Option Agreements shall be issued for each type of Option when a combination of an Incentive Stock Option and a Non-Qualified Stock Option is granted on the same date to the same Participant. Any Option which is designated as a Non-Qualified Stock Option shall not be treated by the Company or the Participant to whom the Option is granted as an Incentive Stock Option for Federal income tax purposes.

         6.2 OPTION PRICE. Unless otherwise determined by the Committee, the option price per share of any Non-Qualified Stock Option granted under the Plan shall not be less than the Fair Market Value of the Shares covered by the Option on the date the Option is granted. The option price per share of any Incentive Stock Option granted under the Plan shall not be less than the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

         Notwithstanding anything herein to the contrary, in the event an Incentive Stock Option is granted to a Participant who, at the time such Incentive Stock Option is granted, owns, as defined in Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of:
             (i)    the Company; or
            (ii)    if applicable, a Subsidiary; or
           (iii)    if applicable, a Parent,
    then the option price per share of any Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

         6.3 TERM OF OPTIONS. Options granted hereunder shall be exercisable for a Term of not more than ten (10) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided. Each Option Agreement issued hereunder shall specify the Term of the Option, which Term shall be determined by the Committee, in accordance with its discretionary authority hereunder.

         Notwithstanding anything herein to the contrary, in the event an Incentive Stock Option is granted to a Participant who, at the time such Incentive Stock Option is granted, owns, as defined in Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of:
             (i)    the Company; or
            (ii)    if applicable, a Subsidiary; or
           (iii)    if applicable, a Parent,
    then such Incentive Stock Option shall not be exercisable more than five
    (5) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided.

    7. LIMIT ON FAIR MARKET VALUE OF INCENTIVE STOCK OPTIONS. No Participant may be granted an Incentive Stock Option hereunder to the extent that the aggregate fair market value (such fair market value being determined as of the date of grant of the option in question) of the stock with respect to which incentive stock options are first exercisable by such Participant during any calendar year (under all such plans of the Participant's employer corporation, its Parent, if any, and its Subsidiaries, if any) exceeds One Hundred Thousand Dollars ($100,000). For purposes of the preceding sentence, options shall be taken into account in the order in which they were granted. Any Option granted under the Plan which is intended to be an Incentive Stock Option, but which exceeds the limitation set forth in this
Section 7, shall be a Non-Qualified Stock Option.

    8. DATE OF GRANT. Unless otherwise determined by the Committee, the date of grant of an Option granted hereunder shall be the date on which the Committee acts in granting the Option.

    9.   EXERCISE OF RIGHTS UNDER OPTIONS.

         9.1 NOTICE OF EXERCISE. A Participant entitled to exercise an Option may do so by delivery to the Company of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other information the Committee may require. The notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment shall be made in cash or, with the Committee's approval (which in the case of Incentive Stock Options must be given at the date of grant), in Shares valued at Fair Market Value at the time of exercise or a combination thereof. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. All notices or requests provided for herein shall be delivered to the Chief Financial Officer of the Company, or such other person that the Committee may designate. No fractional Shares shall be issued.

         9.2 CASHLESS EXERCISE PROCEDURES. The Company, in its sole discretion, may establish procedures whereby a Participant, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company; provided, however, that these cashless exercise procedures shall not apply to Incentive Stock Options which are outstanding on the date the Company establishes such procedures unless the application of such procedures to such Options is permitted pursuant to the Code and the regulations thereunder without affecting the Options' qualification under Code Section 422 as Incentive Stock Options. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Participant wishing to utilize the cashless exercise program.

    10. OTHER OPTION TERMS AND CONDITIONS. Each Option and each Option Agreement evidencing the grant of an Option may contain such other terms and conditions not inconsistent herewith as shall be approved by the Committee.

    11. RIGHTS OF OPTION HOLDER. The holder of an Option shall not have any of the rights of a stockholder with respect to the Shares subject to purchase under the holder's Option, except to the extent that one or more certificates for such Shares shall be issuable to the holder upon the due exercise of the Option and the payment in full of the purchase price therefor.

    12. NONTRANSFERABILITY OF OPTIONS. An Option shall not be transferable, other than: (a) by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the holder of the Option, only by the holder or in the event of death, the holder's Successor, or in the event of disability, the holder's personal representative, or (b) pursuant to a qualified domestic relation order, as defined in the Code or ERISA or the rules thereunder; provided, however, that an Incentive Stock Option may not be transferred pursuant to a qualified domestic relations order unless the transfer is otherwise permitted pursuant to the Code and the regulations thereunder without affecting the Option's qualification under Code
Section 422 as an Incentive Stock Option.

    13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Options theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee (which adjustment may, but need not, include payment to the holder of an Option, in cash or in shares, in an amount equal to the difference between the price at which such Option may be exercised and the then current fair market value of the Shares subject to such Option as equitably determined by the Committee). The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional Share which might otherwise become subject to an Option.

    14. CHANGE IN CONTROL. Notwithstanding anything to the contrary in the Plan or in any Option Agreement, in the case of a Change in Control of the Company, each Option granted under the Plan shall terminate ninety (90) days after the occurrence of such Change in Control, and an Option holder shall have the right, commencing at least five (5) days prior to such Change in Control and subject to any other limitation on the exercise of such Option in effect on the date of exercise, to immediately exercise any Option in full, without regard to any vesting limitations, to the extent it shall not have been previously exercised.

    15. FORM OF OPTIONS. Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or by the stockholders of the Company shall constitute the granting of an Option. An Option shall be granted hereunder only by action taken by the Committee in granting an Option. Whenever the Committee shall designate a Participant for the receipt of an Option, the Chief Financial Officer of the Company, or such other person as the Committee shall appoint, shall forthwith send notice thereof to the Participant, in such form as the Committee shall approve, stating the number of Shares subject to the Option, its Term, and the other terms and conditions thereof. The notice shall be accompanied by a written Option Agreement, in such form as may from time to time hereafter be approved by the Committee, which shall have been duly executed by or on behalf of the Company. If the surrender of previously issued options or awards under this Plan or any other plans of the Company is made a condition of the grant, the notice shall set forth the pertinent details of such condition. Execution by the Participant to whom such Option is granted of said Option Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise of any Option.

    16.  TAXES.

         16.1 RIGHT TO WITHHOLD REQUIRED TAXES. The Company shall have the right to require a person entitled to receive Shares pursuant to the exercise of an Option under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the certificate for such Shares is delivered pursuant to the Option. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in shares or from any other amounts payable any time thereafter to the Participant. If the Participant disposes of Shares acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under Sections 421 and 422 of the Code, the Participant shall notify the Company of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable then or at any time thereafter to the Participant.

         16.2 PARTICIPANT ELECTION TO WITHHOLD SHARES. Subject to Committee approval (which in the case of Incentive Stock Options must be given at the time of grant), a Participant may satisfy his or her tax liability with respect to the exercise of an Option by having the Company withhold Shares otherwise issuable upon exercise of the Option; provided, however, that if a Participant is subject to Section 16(b) of the Exchange Act at the time the Option is exercised, such election must satisfy the requirements of Rule 16b-3.

    17. TERMINATION OF THE PLAN. The Plan shall terminate ten (10) years from the date the Plan becomes effective, and an Option shall not be granted under the Plan after that date although the terms of any Option may be amended at any date prior to the end of its Term in accordance with the Plan. Any Options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Option and the Plan.

    18. AMENDMENT OF THE PLAN. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under
Section 422 of the Code, Section 162(m) of the Code or Rule 16b-3 would be required. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Option granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any Option theretofore granted under the Plan.

    19. DELIVERY OF SHARES ON EXERCISE. Delivery of certificates for Shares pursuant to the exercise of an Option may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require a Participant to furnish the Company with appropriate representations and a written investment letter prior to the exercise of an Option or the delivery of any Shares pursuant thereto.

    20. FEES AND COSTS. The Company shall pay all original issue taxes on the exercise of any Option granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

    21. EFFECTIVENESS OF THE PLAN. The Plan, which was approved by the Board on ____________, 1997, amends and restates the 1997 Non-Qualified and Incentive Stock Option Plan of the Company that was approved by the Board on October 1, 1997. The Plan shall become effective on the date of the closing of the Company's initial public offering of Shares pursuant to a registration statement under the Securities Act of 1933, which has been filed with, and declared effective by, the Securities Exchange Commission. The Plan shall thereafter be submitted to the Company's stockholders for approval and unless the Plan is approved by the affirmative votes of the holders of shares having a majority of the voting power of all shares represented at a meeting duly held in accordance with Delaware law within twelve (12) months after being approved by the Board, the Plan and all Options granted under it shall be void and of no force and effect.

    22. OTHER PROVISIONS. As used in the Plan, and in Option Agreements and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Option Agreements and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

    23. DELAWARE LAW TO GOVERN. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.